Exhibit 10.15

Dated 14 July 2015

PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

as joint and several Borrowers

and

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1

as Lenders

and

ABN AMRO BANK N.V.

as Agent and Security Agent

THIRD SUPPLEMENTAL AGREEMENT

relating to a Loan Agreement dated 29 November 2011

(as amended and supplemented by a first supplemental letter dated 30 July 2014,

a supplemental and release agreement dated 15 January 2015 and a second supplemental agreement dated 24 April 2015)

Index

Clause		Page
1	Interpretation	3
2	Agreement of the Finance Parties	3
3	Conditions Precedent	4
4	Representations and Warranties	4
5	Amendments to Loan Agreement and other Finance Documents	5
6	Further Assurances	7
7	Expenses	8
8	Notices	8
9	Miscellaneous	9
10	Law and Jurisdiction	9
Schedule 1 Lenders		10
Schedule 2 Conditions Precedent Documents		11
Schedule 3 Form of Effective Date Notice		12
Schedule 4 Part A List of Directly Owned IPO Entities		13
Part B List of Indirectly Owned IPO Entities		14
Schedule 5 Form of Deed of Release		15
Execution Page		23

THIS THIRD SUPPLEMENTAL AGREEMENT is made on 14 July 2015

PARTIES

(1)	PLATON MARINE LLC, REA MARINE LLC, KRONOS MARINE LLC and SOCRATES MARINE LLC, each a limited liability company formed and existing under the laws of the Republic of the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 as joint and several borrowers (the “Borrowers” and each, a “Borrower”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, each acting through its office at the address indicated against its name in Schedule 1 (together, the “Lenders” and each, a “Lender”);

(3)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting as agent through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Agent”); and

(4)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting as security agent through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Security Agent”).

BACKGROUND

(A)	By a loan agreement dated 29 November 2011 (as amended and supplemented by a supplemental letter dated 30 July 2014, a supplemental and release agreement dated 15 January 2015 and a second supplemental agreement dated 24 April 2015 and as the same may be further amended and supplemented from time to time, the “Loan Agreement”) made between (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (iv) the Security Agent, the Lenders have made available to the Borrowers a loan facility in an aggregate amount of (originally) up to US$91,371,000 upon the terms and conditions therein contained of which an amount of US$26,000,488 is outstanding by way of principal as at the date hereof.

(B)	By a guarantee and indemnity dated 29 November 2011 (the “Existing Guarantee”) and executed by Poseidon Containers Holdings LLC (the “Existing Guarantor”) in favour of the Security Agent, the Existing Guarantor has guaranteed the obligations of the Borrowers under the Loan Agreement.

(C)	The Borrowers and the Existing Guarantor have requested that the Finance Parties agree to:

(i)	the substitution of the Existing Guarantor with Poseidon Containers Holdings Corp. of the Marshall Islands (“New Guarantor”);

(ii)	the release of the Existing Guarantor from its obligations under the Security Documents to which it is a party;

(iii)	the conclusion of an initial public offering of the share capital of the New Guarantor and subsequent listing of such share capital on the New York Stock Exchange;

(iv)	the change in the ultimate beneficial ownership of the shares of the Borrowers; and

(v)	the consequential amendments to the Loan Agreement and the other Finance Documents in connection with those others,

together, the “Request”.

(D)	This Third Supplemental Agreement sets out the terms and conditions on which the Finance Parties agree to the requests of the Borrowers set out in paragraphs (i) to (v) of Recital (C), and, on the Effective Date, to the required and consequential amendments of the Loan Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

INTERPRETATION

Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Third Supplemental Agreement (including the recitals) unless the context otherwise requires.

Definitions

In this Third Supplemental Agreement, unless the contrary intention appears:

“Directly Owned IPO Entities” means the limited liability companies as directly owned as at the date hereof by the Existing Guarantor specified in Part A of Schedule 4;

“Effective Date” means the date on which the Agent notifies the Borrowers in writing substantially in the form set out in Schedule 3 that all the conditions precedent in Schedule 2 have been satisfied;

“Indirectly Owned IPO Entities” means the limited liability companies indirectly owned as at the date hereof by the Existing Guarantor specified in Part B of Schedule 4;

“IPO Entities” means the Directly Owned Entities and the Indirectly Owned IPO Entities;

“New Guarantee” means a guarantee and indemnity executed or, as the case may be, to be executed by the New Guarantor in favour of the Security Agent guaranteeing the obligations of the Borrowers under the Loan Agreement in the Agreed Form;

“New Membership Interest Pledge Agreement” means, in relation to each Borrower, the deed of charge of membership interests in that Borrower executed or, as the case may be, to be executed by the New Guarantor in the Agreed Form and, in the plural, means all of them; and

“Released Documents” means, together, the Existing Guarantee and the Membership Interest Pledge Agreements and, in singular means, any of them.

Application of construction and interpretation provisions of Loan Agreement

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Third Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Third Supplemental Agreement as if it were set out in full.

AGREEMENT OF THE FINANCE PARTIES

Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this Third Supplemental Agreement, to the Request.

Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Third Supplemental Agreement, to the Request and to the consequential amendment of the Loan Agreement and the other Finance Documents as set out in Clause 5.

Release

With effect on and from (and subject to the occurrence of) the Effective Date, the Finance Parties hereby irrevocably:

(a)	release and discharge all Encumbrances created in their favour by the Existing Guarantor under the Membership Interest Pledge Agreements; and

(b)	release the Existing Guarantor from its obligations under the Released Documents.

The Agent shall deliver to the Existing Guarantor within 1 Business Day of the Effective Date a deed of release in the form set out in Schedule 5, duly executed by the Finance Parties.

CONDITIONS PRECEDENT

General

The agreement of the Finance Parties contained in Clauses 2.1, 2.2 and 2.3 is subject to the fulfilment of the conditions precedent in Clause 3.2.

Conditions precedent

The conditions referred to in Clause 3.1 are that the Agent shall have received the documents and evidence referred to in Schedule 2 in all respects in form and substance satisfactory to the Agent and its lawyers on or before the date of this Third Supplemental Agreement or such later date as may be applicable. Upon receipt of the documents and evidence referred to above, the Agent shall promptly deliver to the Borrowers a written confirmation in the form set out in Schedule 3.

REPRESENTATIONS AND WARRANTIES

Repetition of Loan Agreement representations and warranties

Each Borrower represents and warrants to the Agent that the representations and warranties in clause 11 of the Loan Agreement, as amended and supplemented by this Third Supplemental Agreement and updated with appropriate modifications to refer to this Third Supplemental Agreement and, where appropriate, each other Finance Document which is being amended by this Third Supplemental Agreement, remain true and not misleading if repeated on the date of this Third Supplemental Agreement with reference to the circumstances now existing.

Repetition of Finance Document representations and warranties

Each Borrower and each of the other Security Parties represent and warrant to the Agent that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which each is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

Specific amendments to Loan Agreement

With effect on and from (and subject to the occurrence of) the Effective Date, the Loan Agreement shall be, and shall be deemed by this Third Supplemental Agreement to be, amended as follows:

(a)	by adding the following new definitions of “Applicable Accounting Principles”, “GAAP”, “IPO”, “NYSE” and “Third Supplemental Agreement” in clause 1.1 thereof as follows:

““Applicable Accounting Principles” means:

(a)	prior to the completion of a successful IPO, IFRS; and

(b)	at all times thereafter, GAAP;

“GAAP” means generally accepted accounting principles as from time to time in effect in the United States of America;

“IPO” means the initial public offering of the share capital of the Guarantor and the subsequent listing and trading of such share capital on the NYSE; and

“NYSE” means the New York Stock Exchange; and

“Third Supplemental Agreement” means the supplemental agreement dated 14 July 2015 and entered into between (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (iv) the Security Agent amending and supplementing, subject to the terms and conditions contained therein, this Agreement and certain other Finance Documents;”;

(b)	by deleting the definitions of Guarantor and Pledgor in clause 1.1 thereof and replacing them with the following new definitions:

“Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 and/or (where the context permits) any other person who shall at any time during the Facility Period give to the Lenders or to the Security Agent on their behalf a guarantee and/or indemnity for the repayment of all or part of the Indebtedness;

“Pledgor” means Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960;

(c)	by replacing all references to IFRS throughout the Loan Agreement with references to Applicable Accounting Principles (apart from in clause 1.1 thereof);

(d)	by adding therein a new clause 6.5 as follows:

“6.5	Mandatory prepayment in case of Change of Control

If a Change of Control occurs, the Agent may, and on the instructions of the Lenders shall, serve on the Borrowers a notice demanding the Borrowers to prepay the Loan and all other amounts then outstanding under the Finance Documents and upon receipt of which:

(a)	the Borrowers shall be obliged to prepay the Loan and pay all other amounts then outstanding under the Finance Documents in full within 15 days of the Agent’s notice; and

(b)	any obligations of the Lenders to the Borrowers under this Agreement (including without the limitation the obligation to make available the Loan) shall terminate.

In this Clause 6.5, “Change of Control” means if any of the following occurs in relation to the Borrowers and/or the Guarantor:

(i)	prior to the completion of a successful IPO, without the prior consent of the Lenders, a change has occurred after the date of this Agreement in the direct or ultimate, legal or beneficial ownership of any of the limited liability company interests in any of the Borrowers or in the direct or ultimate control of the voting rights attaching to any of those interests; or

(ii)	prior to the completion of a successful IPO, the shareholders disclosed to the Lender prior to the date of this Agreement cease to own in aggregate at least 50 per cent. of the share capital (with a right to vote) of the Guarantor; or

(iii)	upon completion of the successful IPO, Mr George Giouroukos ceases to (either directly and/or indirectly) beneficially own in aggregate at least 3 per cent. of the issued share capital (with a right to vote) of the Guarantor; or

(iv)	Mr George Giouroukos ceases to be the Chief Executive Officer of the Guarantor; or

(v)	any Borrower ceases to be a wholly-owned subsidiary of the Guarantor.”;

(e)	by adding the words in clause 12.3.6 thereof “(other than as a result of the completion of a successful IPO)” after the words “or corporate reconstruction.”;

(f)	by deleting clause 12.3.13 thereof in its entirety and replacing it with the following new clause:

“12.3.13	No Dividends No Borrower shall, and shall procure that the Guarantor shall not, without the prior written consent of the Agent pay any dividend or make any distributions to their respective shareholders if an Event of Default has occurred and is continuing at the time of such dividend payment; and no Borrower shall issue, allot or grant any person any limited liability company interests other than the Pledgor.”;

(g)	by deleting clause 12.3.17 thereof in its entirety and replacing it with the following new clause:

“12.3.17	No Change in Ownership or Control Each Borrower shall procure throughout the Facility Period that until the successful completion of the IPO, none of the Borrowers, the Guarantor and the Collateral Owners shall, without the prior written consent of the Agent, permit any change in their beneficial ownership and control from that advised to the Agent at the date of this Agreement.;

(h)	by adding after the words “a Borrower” in clause 13.1.4 thereof the words “and each Collateral Owner”;

(i)	by deleting clause 13.1.8 thereof in its entirety and replacing it with the words “intentionally left blank”;

(j)	by deleting clause 13.1.14 thereof in its entirety and replacing it with the following:

“13.1.14	Reduction of capital A Security Party (other than, following the successful completion of the IPO, the Guarantor and the Pledgor) reduces its authorised or issued or subscribed capital.”;

(k)	by adding a new clause 13.1.23 thereof as follows:

“13.1.23	Delisting of Guarantor’s shares Following the successful completion of the IPO, the shares of the Guarantor cease to be listed on the NYSE without the prior consent of the Agent (acting upon the instructions of the Majority Lenders).”;

(l)	the definition of, and references throughout the Loan Agreement to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Third Supplemental Agreement; and

(m)	by construing references throughout the Loan Agreement to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Third Supplemental Agreement.

Amendments to Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date, each of the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Third Supplemental Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended by this Third Supplemental Agreement; and

(b)	by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Third Supplemental Agreement.

Finance Documents to remain in full force and effect

The Loan Agreement and all other Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Loan Agreement and the other Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Third Supplemental Agreement.

FURTHER ASSURANCES

Borrowers’ and each Security Party’s obligations to execute further documents etc

The Borrowers shall and shall procure that each of the Security Parties shall:

(a)	execute and deliver to the Security Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step, which the Security Agent may, by notice to such Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Encumbrance or right of any kind which the Security Agent intended to be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Third Supplemental Agreement; and

(b)	implementing the terms and provisions of this Third Supplemental Agreement.

Terms of further assurances

The Security Agent may specify the terms of any document to be executed by any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Agent considers appropriate to protect the interests of the Finance Parties.

Obligation to comply with notice

The relevant Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

Limited liability company action

At the same time as the Borrowers deliver to the Agent any document executed under Clause 6.1(a), the Borrowers shall also deliver to the Agent a certificate signed by an officer of each Borrower which shall:

(a)	set out the text of a resolution of that Borrower’s applicable governing body specifically authorising the execution of the document specified by the Agent unless the execution of the relevant document is authorised by the existing resolutions and general power of attorney of that Borrower; and

(b)	state that either the resolution was duly passed by the member validly convened and held throughout and is valid under that Borrower’s articles of incorporation or other constitutional documents.

EXPENSES

Indemnities

The provisions of clause 8 (Indemnities) of the Loan Agreement, as amended and supplemented by this Third Supplemental Agreement, shall apply to this Third Supplemental Agreement as if they were expressly incorporated in this Third Supplemental Agreement with any necessary modifications.

NOTICES

The provisions of clause 18 (Notices) of the Loan Agreement, as amended and supplemented by this Third Supplemental Agreement, shall apply to this Third Supplemental Agreement as if they were expressly incorporated in this Third Supplemental Agreement with any necessary modifications.

MISCELLANEOUS

Counterparts

This Third Supplemental Agreement may be executed in any number of counterparts.

Third party rights

A person who is not a party to this Third Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Third Supplemental Agreement.

LAW AND JURISDICTION

Governing law

This Third Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

Incorporation of the Loan Agreement provisions

The provisions of clause 23 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Third Supplemental Agreement, shall apply to this Third Supplemental Agreement as if they were expressly incorporated in this Third Supplemental Agreement with any necessary modifications.

This Third Supplemental Agreement has been duly executed and delivered as a Deed on the date stated at the beginning of this Third Supplemental Agreement.

SCHEDULE 1

LENDERS

Lenders	Lending Office
ABN AMRO BANK N.V.	Coolsingel 93 3012 AE Rotterdam The Netherlands

SCHEDULE 2

CONDITIONS PRECEDENT DOCUMENTS

The following are the documents referred to in Clause 3.2:

1	In relation to each Borrower, documents of the kind specified in paragraph 1 of Schedule 1, Part I of the Loan Agreement as amended and supplemented by this Third Supplemental Agreement, with appropriate modifications to refer to this Third Supplemental Agreement.

2	In relation to the New Guarantor, documents of the kind specified in paragraph 1 of Schedule 1, Part I of the Loan Agreement as amended and supplemented by this Third Supplemental Agreement, with appropriate modifications to refer to this Third Supplemental Agreement, the New Guarantee and the New Membership Interest Pledge Agreements.

3	A duly executed original of this Third Supplemental Agreement and any documents required pursuant thereto.

4	A duly executed original of the New Guarantee duly executed by the New Corporate Guarantor.

5	An original of each New Membership Interest Pledge Agreement (and of each document to be delivered by each of them) duly executed by the New Corporate Guarantor.

6	A certified true copy of the amended and restated limited liability company agreement and the certificate of limited liability company interest in respect of each Directly Owned IPO Entity specifying the New Guarantor as the sole member /holder of the membership interests in such Directly Owned IPO Entity.

7	Such documents and other evidence in such form as is requested by the Agent in order for the Lenders to comply with all necessary “know your customer” or “client acceptance” or other similar identification procedures (including, but not limited to, specimen signatures of all the members or directors, as the case may be, and other officers of the New Guarantor) in relation to the transactions contemplated in the Finance Documents.

8	Documentary evidence that the agent for service of process named in clause 23.5 of the Loan Agreement has accepted its appointment in respect of this Third Supplemental Agreement, the New Guarantee and the New Membership Interest Pledge Agreements.

9	Certified copies of all documents (with a certified translation if an original is not in English) evidencing any other necessary action, approvals or consents with respect to this Third Supplemental Agreement (including without limitation) all necessary governmental and other official approvals and consents in such pertinent jurisdictions as the Agent deems appropriate.

10	Favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of Marshall Islands and such other relevant jurisdictions as the Agent may require.

11	Any further opinions, consents, agreements and documents in connection with this Third Supplemental Agreement, the New Guarantee and the New Membership Interest Pledge Agreements which the Agent may request by notice to the Borrowers prior to the Effective Date.

SCHEDULE 3

FORM OF EFFECTIVE DATE NOTICE

To :	PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

c/o 3-5 Menandrou Street

145 61 Kifisia

Athens, Greece

Fax: +30 210 8084224

Attn: Legal Department

[•] 2015

Dear Sirs

We refer to the third supplemental agreement (the “Third Supplemental Agreement”) dated [•] 2015 made between (i) yourselves as Borrowers, (ii) the banks and financial institutions listed in Schedule 1 thereof as Lenders and (iii) ourselves, as Agent and Security Agent.

Words and expressions defined in the Third Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Clause 3.2 of the Third Supplemental Agreement have been fulfilled and that accordingly the Effective Date is [•] 2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

SCHEDULE 4

PART A

LIST OF DIRECTLY OWNED IPO ENTITIES

1	Pisti Shipping LLC;

2	Aris Marine LLC;

3	Aphrodite Marine LLC;

4	Athena Marine LLC;

5	Pericles Marine LLC;

6	Hephasteus Marine LLC;

7	Zeus One Marine LLC;

8	Leonidas Marine LLC;

9	Platon Marine LLC;

10	Socrates Marine LLC;

11	Kronos Marine LLC;

12	Rea Marine LLC;

13	Tasman Marine LLC;

14	Mercator Maine LLC;

15	Hudson Marine LLC;

16	Odysseus Marine LLC;

17	Achilleas Marine LLC;

18	Poseidon Fleet Holdings LLC;

19	Hercules Marine LLC;

20	Marine Treasurer LLC;

21	Dimitra Marine LLC;

22	Artemis Marine LLC;

23	Hermes Marine LLC;

24	Apollon Marine LLC;

25	Hera Marine LLC;

26	Drake Marine LLC; and

27	Barentz Marine LLC.

PART B

LIST OF INDIRECTLY OWNED IPO ENTITIES

1	Alexander Marine LLC;

2	Hector Marine LLC; and

3	Ikaros Marine LLC.

SCHEDULE 5

FORM OF DEED OF RELEASE

Dated [•] 2015

THE BANKS AND FINANCIAL INSTITUTIONS

listed in the Schedule

as Lenders

and

ABN AMRO BANK N.V.

as Agent and as Security Agent

and

PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

as joint and several Borrowers

and

POSEIDON CONTAINERS HOLDINGS LLC

as Guarantor and Chargor

DEED OF RELEASE OF SECURITY

relating to

a facility of (originally) up to US$91,371,000

INDEX

Clause		Page
1	Interpretation	17
2	Release of Security Interests	18
3	Further Documents	18
4	Continuing Effect	18
5	Supplemental	18
6	Law and Jurisdiction	18
Schedule 1 Lenders		19
Execution Pages		20

THIS DEED is made on [•] 2015

BETWEEN

(1)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 as Lenders (the “Lenders”);

(2)	ABN AMRO BANK N.V. acting through its office at 93 Coolsingel, 3012 AE, Rotterdam, The Netherlands, as Agent and Security Agent;

(3)	PLATON MARINE LLC, REA MARINE LLC, KRONOS MARINE LLC and SOCRATES MARINE LLC, each a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (each a “Borrower” and, together, the “Borrowers”); and

(4)	POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Guarantor”);

BACKGROUND

(A)	By a loan agreement dated 29 November 2011 (as amended and supplemented by a supplemental letter dated 30 July 2014, a supplemental and release agreement dated 15 January 2015, a second supplemental agreement dated 24 April 2015 and a third supplemental agreement dated 14 July 2015 and as the same may be further amended and supplemented from time to time, the “Loan Agreement”) made between (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (iv) the Security Agent, the Lenders have made available to the Borrowers a loan facility in an aggregate amount of (originally) up to US$91,371,000.

(B)	By a guarantee and indemnity dated 29 November 2011 (the “Guarantee”) and executed by the Guarantor in favour of the Security Agent, the Guarantor has guaranteed the obligations of the Borrowers under the Loan Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed unless the context otherwise requires.

1.2	Definitions

In this Deed, unless the contrary intention appears:

“Continuing Finance Documents” means the Finance Documents other than the Released Finance Documents;

“Membership Interest Pledge Agreement” means, in relation to each Borrower, the deed of charge of membership interests in that Borrower dated 29 November 2011 executed by the Guarantor as chargor in favour of the Security Agent and, in the plural, means all of them; and

“Released Finance Document” means each of the Guarantee and the Membership Interest Pledge Agreements and, in the plural, means all of them.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clause 1.2 of the Loan Agreement applies, with any necessary modifications, to this Deed.

2	RELEASE OF SECURITY INTERESTS

2.1	Release

The Security Agent with immediate effect, irrevocably releases and discharges all Encumbrances created in its favour by the Guarantor under the Membership Interest Pledge Agreements.

2.2	Release of obligations

The Finance Parties with immediate effect, irrevocably release and discharge the Guarantor from its obligations under the Released Documents, including, without limitation, any covenants and undertakings relating to any asset an Encumbrance over which is released pursuant to this Deed.

3	FURTHER DOCUMENTS

3.1	Delivery of further documents

The Security Agent shall promptly after execution and delivery of this Deed deliver to the Guarantor as pledgor each document delivered to the Security Agent pursuant to each Membership Interest Pledge Agreement.

4	CONTINUING EFFECT

4.1	Finance Documents to remain in full force and effect

The Borrowers and the Security Parties (other than the Guarantor) confirm and agree with the Finance Parties that the Continuing Finance Documents shall remain in full force and effect.

5	SUPPLEMENTAL

5.1	Counterparts

This Deed may be executed in any number of counterparts.

5.2	Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

6	LAW AND JURISDICTION

6.1	Governing law

This Deed shall be governed by and construed in accordance with English law.

6.2	Incorporation of Loan Agreement provisions

The provisions of clause 23 (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS DEED has been executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

SCHEDULE 1

LENDERS

Lender	Lending Office
ABN AMRO Bank N.V.	93 Coolsingel 3012 AE Rotterdam The Netherlands Fax: +31 10401 5323

EXECUTION PAGES

LENDERS

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

SECURITY AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

BORROWERS

EXECUTED as a DEED	)
by PLATON MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
by REA MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
by KRONOS MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
by SOCRATES MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

GUARANTOR

EXECUTED as a DEED	)
by POSEIDON CONTAINERS HOLDINGS LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

COUNTERSIGNED this          day of [•] 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Deed Of Release, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents.

MANAGERS

for and on behalf of
TECHNOMAR SHIPPING INC.

for and on behalf of
CONCHART COMMERCIAL INC.

COLLATERAL OWNERS

for and on behalf of TASMAN MARINE LLC	for and on behalf of DRAKE MARINE LLC

for and on behalf of MERCATOR MARINE LLC	for and on behalf of BARENTSZ MARINE LLC

for and on behalf of	for and on behalf of
ZEUS ONE MARINE LLC	HUDSON MARINE LLC

EXECUTION PAGE

BORROWERS

EXECUTED as a DEED	)
by PLATON MARINE LLC	)
acting by Aikaterini Emmanouil	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by KRONOS MARINE LLC	)
acting by Aikaterini Emmanouil	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by SOCRATES MARINE LLC	)
acting by Aikaterini Emmanouil	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by REA MARINE LLC	)
acting by Aikaterini Emmanouil	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

LENDERS

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

SECURITY AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
358 Syngrou Avenue
176 74 Kallithea
Athens - Greece

COUNTERSIGNED this 14th day of July 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Third Supplemental Agreement, that it agrees in all respects to the same and that the Security Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents (each as amended and supplemented by this Third Supplemental Agreement).

GUARANTOR and PLEDGOR

/s/ George Giouroukos George Giouroukos for and on behalf of
POSEIDON CONTAINERS HOLDINGS LLC

MANAGERS

/s/ Theodoros Baltatzis Theodoros Baltatzis for and on behalf of	/s/ Dimitrios Tsiaklaganos Dimitrios Tsiaklaganos for and on behalf of
TECHNOMAR SHIPPING INC.	CONCHART COMMERCIAL INC.

COLLATERAL OWNERS

/s/ Maria Donezi Maria Donezi for and on behalf of	/s/ Maria Donezi Maria Donezi for and on behalf of
ZEUS ONE MARINE LLC	BARENTSZ MARINE LLC

/s/ Maria Donezi Maria Donezi for and on behalf of TASMAN MARINE LLC	/s/ Maria Donezi Maria Donezi for and on behalf of HUDSON MARINE LLC

/s/ Maria Donezi Maria Donezi for and on behalf of DRAKE MARINE LLC	/s/ Maria Donezi Maria Donezi for and on behalf of MERCATOR MARINE LLC